--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                January 31, 2000


Dear Shareholder:
      After easing monetary policy three times during the fourth quarter of 1998, the Federal Reserve reversed its trend by raising the Fed funds target rate 75 basis points (to 5.50%) over the course of 1999 in response to robust GDP, low unemployment and rising equity prices. U.S. Treasury yields rose significantly during the past twelve months, with the yield of the 30-year Treasury rising above 6.00% for the first time since May 1998.

      Despite the rise in Treasury yields, continued strong economic growth may spur the Federal Reserve to proactively fight perceived inflation through continued monetary policy tightening in 2000. Until the inflation picture becomes clearer, we expect interest rates to remain largely range-bound. Accordingly, we will continue to seek the most attractive relative value opportunities and utilize our proprietary risk management systems to help the Trust to achieve its investment objectives.

      This report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed portfolio list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,




/s/ LAURENCE D. FINK                                   /s/ RALPH L. SCHLOSSTEIN
--------------------                                   ------------------------
    Laurence D. Fink                                       Ralph L. Schlosstein
    Chairman                                               President

                                                                January 31, 2000


Dear Shareholder:
   We are pleased to present the annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the year ended December 31, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.
   The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's primary investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004. Although there can be no guarantee, BlackRock believes that the Trust can achieve its investment objective. The Trust will seek to achieve its objective by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.
   The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                           12/31/99    12/31/98      CHANGE     HIGH      LOW
                           --------    --------    --------    ------    -------
  STOCK PRICE              $7.875      $8.8125     (10.64)%    $9.00     $7.8125
  NET ASSET VALUE (NAV)    $8.79       $9.56        (8.05)%    $9.68     $8.79
  10-YEAR TREASURY NOTE     6.44%       4.65%       38.49%      6.44%     4.61%

THE FIXED INCOME MARKETS

   Despite the complete reversal of last year's 0.75% easing by the Federal Reserve, the expansion of the U.S. economy continues intact. At the end of 1999, the labor markets remain tight, economic growth remains strong and inflation pressures appear restrained by offsetting gains in productivity. However, the factors that should eventually lead to higher interest rates also remain intact: higher equity and commodity prices, a confident consumer, labor markets that continue to tighten and a global recovery that will boost U.S. exports and reduce the trade deficit. Along with consumer confidence, consumer credit continues to advance as evidenced in remarkably strong holiday sales.
   Although the Federal Open Market Committee took no action at their December meeting, this should not be interpreted to mean that the threat of inflationary forces has dissipated. We expect that continued above-trend economic strength, tight labor markets and the need to drain the excess liquidity that the Fed provided the financial markets in the months leading up to Y2K will warrant additional Fed tightening in 2000. Despite our outlook for additional Fed moves we believe that the market has adequately priced in the degree of tightening necessary to successfully engineer an economic slow down later this year.
   Treasury yields increased significantly during 1999, continuing their year-long slide in price. Over the course of the year the yield of the 30-year Treasury has increased by nearly 139 basis points (1.39%). The yield of the 10-Year Treasury posted a net increase of 179 basis points (1.79%), beginning 1999 at 4.65% and closing on December 31, 1999 at 6.44%. Bond prices, which move inversely to their yields, have continued to be punished as the market reacted to strength of the economy and uncertainty of future Fed action. During the fourth quarter, the short and intermediate sections of the yield curve underperformed the long end of the curve. As we move into 2000, we anticipate a continued flattening of the yield curve as a result of an active Federal Reserve and potential Treasury repurchases of long maturity debt.

   A combination of shrinking supply, and a decline in prepayment rates in response to a reduction in refinancing activity, allowed mortgage securities to outperform the broader investment grade market. Falling bond prices kept mortgages rates near 8%, which has significantly affected refinancing activity reducing an important source of new mortgage origination. For the period ending December 31st the LEHMAN BROTHERS MORTGAGE INDEX, mortgages posted a 1.86% total return versus -0.82% for the LEHMAN BROTHERS AGGREGATE INDEX. As the origination of new mortgages continues to decline, the outlook for the mortgage sector is favorable. Despite the rich valuations of mortgages, a likely shortage of yield-oriented products will draw investors to the mortgage sector as they execute their investment plans in 2000.
   Investment grade corporate securities underperformed the broader investment grade bond market, as corporates measured by the MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned -1.87%, as compared to the LEHMAN BROTHERS AGGREGATE INDEX'S -0.82%. 1999 was marked by a large supply of corporate bonds due to M&A activity and issuers rushing to market ahead of Y2K. While we believe M&A activity will follow through in 2000, higher rates combined with the increased issuance in 1999 should result in a more moderate supply picture in 2000. Despite a very buoyant economic environment, credit parameters have not been improving in the investment grade corporate bond universe raising concerns about vulnerability to a down turn. As a result, we have generally implemented an "up in credit" strategy in portfolios.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

   BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1998 asset composition.

--------------------------------------------------------------------------------
                 THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
COMPOSITION                                DECEMBER 31, 1999   DECEMBER 31, 1998
--------------------------------------------------------------------------------
Corporate Bonds                                    27%                 29%
--------------------------------------------------------------------------------
Mortgage Pass-Throughs                             20%                 19%
--------------------------------------------------------------------------------
U.S. Government Securities                         11%                  8%
--------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities            8%                 11%
--------------------------------------------------------------------------------
Commercial Mortgage-BackedSecurities                6%                  7%
--------------------------------------------------------------------------------
Stripped Money Market Instruments                   6%                  6%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs        5%                  6%
--------------------------------------------------------------------------------
Taxable Municipal Bonds                             5%                  5%
--------------------------------------------------------------------------------
Adjustable & Inverse Floating Rate Mortgages        5%                  5%
--------------------------------------------------------------------------------
Asset-Backed Securities                             3%                  2%
--------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities           2%                  2%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage Pass-Throughs    2%                  --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      RATING % OF CORPORATES
--------------------------------------------------------------------------------
  CREDIT RATING                 DECEMBER 31, 1999  DECEMBER 31, 1998
--------------------------------------------------------------------------------
AA or equivalent                        4%                  --
--------------------------------------------------------------------------------
 A or equivalent                       44%                 48%
--------------------------------------------------------------------------------
BBB or equivalent                      46%                 46%
--------------------------------------------------------------------------------
BB or equivalent                        6%                  6%
--------------------------------------------------------------------------------

   In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on bonds with maturity dates approximating the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.
   Consistent with the Trust's primary investment objective, the continual reinvestment of cash flows into shorter maturity securities over time as the Trust approaches its maturity date results in a natural reduction in the amount of net investment income generated by the Trust. Therefore, after careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to reduce the Trust's monthly dividend from $0.04167 ($0.50 annualized) to $0.0375 ($0.45 annualized) effective with the December 31, 1999 dividend payment.
   During the reporting period, the most significant additions have been in the U.S. Government Securities, and mortgage pass-throughs. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities. To finance these purchases, the Trust sold commercial mortgage-backed securities, as their maturity may extend past the Trust's termination date in a rising interest rate environment, and interest only mortgage-backed securities. The Trust also took some profits in the corporate bond sector.
   As a result of an internal reorganization, effective January 1, 2000, BlackRock Advisors, Inc. has replaced BlackRock Financial Management Inc., a wholly-owned subsidiary of BlackRock Advisors, Inc. as the Advisor of the Trust. The investment management and other personnel responsible for providing services to the Trust did not change as a result of the reorganization. We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Investment Quality Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ ROBERT S. KAPITO                 /s/ MICHAEL P. LUSTIG
--------------------                 ---------------------
    Robert S. Kapito                     Michael P. Lustig
    Vice Chairman and Portfolio Manager  Managing Director and Portfolio Manager
    BlackRock Advisors, Inc.             BlackRock Advisors, Inc.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                 BQT
--------------------------------------------------------------------------------
Initial Offering Date:                                       April 21, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/99:                             $7.875
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/99:                                 $8.79
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/99 ($7.875)(1):         5.71%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                      $0.0375
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                   $0.45
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2) The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                 LONG-TERM INVESTMENTS--136.9%
                 MORTGAGE PASS-THROUGHS--27.9%
                 Federal Home Loan Mortgage Corp.,
      $14,541@     6.50%, 5/01/26 - 6/01/29 ..................     $ 13,709,335
        7,109@     7.00%, 12/01/28 ...........................        6,879,753
                 Federal Housing Administration,
        2,055      Colonial, Series 37,
                   7.40%, 12/01/22 ...........................        2,041,549
        4,616      GMAC, Series 51,
                   7.43%, 2/01/21 ............................        4,607,007
        1,242      Middlesex, 8.625%, 9/01/34 ................        1,251,925
        2,832      Tuttle Grove, 7.25%, 10/01/35 .............        2,723,657
                   USGI,
        1,179        Series 99, 7.43%, 10/01/23 ..............        1,169,759
        7,920        Series 885, 7.43%, 3/01/22 ..............        7,865,687
        4,097        Series 2081, 7.43%, 5/01/23 .............        4,071,121
                 Federal National Mortgage Association,
       32,132@     6.50%, 8/01/28 - 6/01/29 ..................       30,274,169
        9,320@     6.35%, 1/01/04,
                     10 Year, Multi-family ...................        9,104,098
        2,754@     8.26%, 2/01/04,
                     10 Year, Multi-family ...................        2,787,668
        2,294@     8.78%, 4/01/04,
                     10 Year, Multi-family ...................        2,330,918
        1,535@     8.89%, 4/01/04,
                     10 Year, Multi-family ...................        1,559,248
                                                                    -----------
                                                                     90,375,894
                                                                    -----------

                 AGENCY MULTIPLE CLASS MORTGAGE
               PASS-THROUGHS--6.7%
                 Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                                  Certificates,
          484      Series 1512, Class 1512-NB,
                     5/15/08 .................................          463,279
           11      Series 1523, Class 1523-A,
                     6/15/22 .................................           10,942
        2,439      Series 1565, Class 1565-0A,
                     8/15/08 .................................        2,323,612
        1,037      Series 1584, Class 1584-SE,
                     2/15/23 .................................          756,727
        4,000@     Series 1587, Class 1587-KA,
                     7/15/08 .................................        3,916,160
           26      Series 1607, Class 1607-M,
                     4/15/13 .................................           25,571
          120      Series 1650, Class 1650-LC,
                     2/15/22 .................................          119,458
        2,728      Series 1667, Class 1667-C,
                     1/15/09 .................................        2,632,531
        1,651      Series 1678, Class 1678-SA,
                     2/15/09 .................................        1,546,186


                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
      $ 1,270      Trust 269, Class 269-1,
                     8/01/22 .................................      $ 1,325,324
        6,338      Trust 1992-43, Class 43-E,
                     4/25/22 .................................        6,303,045
          257      Trust 1994-36, Class 36-L,
                     1/25/23 .................................          255,001
        2,000@     Trust 1996-M5, Class A2,
                     1/25/11 .................................        1,990,714
                                                                    -----------
                                                                     21,668,550
                                                                    -----------

                 NON-AGENCY MULTIPLE CLASS
                 MORTGAGE PASS-THROUGHS--2.8%
Aaa     3,750    Chase Mortgage Finance Corp.,
                   Series 1993, Class A-9,
                     12/25/09 ................................        3,710,138
AAA     1,031    GE Capital Mortgage Services Inc.,
                   Series 1994-2, Class A-4,
                     1/25/09 .................................        1,021,124
AAA     4,271    Norwest Asset Securitization Corp.,
                   Series 1997-9, Class A-2,
                      7/25/12 ................................        4,253,676
                                                                    -----------
                                                                      8,984,938
                                                                    -----------

                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--6.9%
                 Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                                  Certificates,
       12,122@     Series 1353, Class 1353-S,
                      8/15/07 ................................        1,103,589
           15      Series 1634, Class 1634-SG,
                     12/15/22 ................................           13,938
          463      Series 1655, Class 1655-SB,
                     12/15/08 ................................          439,219
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,646@     Trust 1992-155, Class 155-SB,
                     2/25/06 .................................        1,511,818
        1,500      Trust 1993-143, Class 1993-SC,
                     8/25/23 .................................        1,340,715
          186      Trust 1993-179, Class 179-SA,
                     10/25/23 ................................          178,455
        8,162@     Trust 1993-188, Class 188-S,
                     2/25/08 .................................        7,795,164
          105      Trust 1993-192, Class 192-S,
                     4/25/07 .................................          104,042

See Notes to Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------

                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES(CONTINUED)
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
      $ 1,408      Trust 1993-212, Class 212-SB,
                     11/25/08 ................................      $ 1,366,928
          705@     Trust 1993-225, Class 225-FK,
                     12/25/23 ................................          700,147
          189      Trust 1994-17, Class 17-SA,
                     1/25/09 .................................          184,907
        7,000@     Trust 1996-20, Class 20-SB,
                     10/25/08 ................................        1,720,469
                 Residential Funding Mortgage
                   Securities I,
AAA     5,132      Series 1993-S15, Class A-16,
                     4/25/08 .................................        5,269,902
AAA       529      Series 1993-S15, Class A-17,
                     4/25/08 .................................          508,756
                                                                    -----------
                                                                     22,238,049
                                                                    -----------

                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--10.5%
AAA   120,461    Citicorp Mortgage Securities Inc.,
                   REMIC Pass-Through Certificates,
                   Series 1999-3, Class A3,
                       5/25/29 ...............................        1,543,412
AAA    39,763    Credit Suisse First Boston
                   Mortgage Securities Corp.,
                   Series 1997-C1, Class AX,
                     6/20/29** ...............................        3,277,699
AAA     1,405    CWMBS Inc., Mortgage Certificate,
                   Series 1994-D, Class A-7,
                     3/25/24 .................................        1,382,518
                 Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                                  Certificates,
        6,546      Series G-25, Class 25-S,
                     8/25/06 .................................          105,064
        1,243      Series 1489, Class 1489-K,
                     10/15/07 ................................           97,960
       23,335      Series 1644, Class 1644-DA,
                     12/15/23 ................................          583,364
          789      Series 1751, Class 1751-PL,
                     10/15/23 ................................           99,064
        3,416      Series 1917, Class 1917-AS,
                     5/15/08 .................................          620,789
          831      Series 1946, Class 1946-SN,
                     10/15/08 ................................          136,116
       26,038      Series 1954, Class 1954-BB,
                     4/15/21 .................................          207,784
       11,282      Series 1954, Class 1954-LL,
                     5/15/21 .................................           92,285
       11,282      Series 1954, Class 1954-LM,
                     5/15/21 .................................           92,285
       14,577      Series 2055, Class 2055-IB,
                     12/15/09 ................................        2,430,728
        1,938      Series 2144, Class 2144-GI,
                     12/15/07 ................................          177,204
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
          440      Trust 1993-22, Class 22-PT,
                     10/25/18 ................................            8,217
        1,463      Trust 1993-39, Class 39-K,
                     4/25/04 .................................          210,605
        9,600      Trust 1993-109, Class 109-QC,
                     7/25/07 .................................          717,060
        1,344      Trust 1994-27, Class 27-WC,
                     3/25/20 .................................          115,204
        2,175      Trust 1994-42, Class 42-SO,
                     3/25/23 .................................          222,882
        4,128      Trust 1996-24, Class 24-SE,
                     3/25/09 .................................          837,919
          108      Trust 1997-7, Class 7-WC,
                     4/25/22 .................................            5,288
          923      Trust 1997-28, Class 28-PH,
                     3/18/22 .................................           86,731
       15,402      Trust 1997-44, Class 44-SC,
                     6/25/08 .................................          896,338
        6,250      Trust 1997-50, Class 50-HK,
                     8/25/27 .................................        1,966,974
        8,908      Trust 1998-8, Class 8-PM,
                     6/18/19 .................................          962,276
        1,876      Trust 1998-12, Class 12-PL,
                     7/18/19 .................................          205,371
       15,220      Trust 1998-27, Class 27-PI,
                     12/18/20 ................................        2,120,709
        5,782      Trust 1999-43, Class 43-PL,
                     1/25/21 .................................          890,718
AAA     1,641    GE Capital Mortgage Services Inc.,
                   Series 1997-2, Class 2-A-4,
                     3/25/12 .................................          303,081
                 Merrill Lynch Mortgage Investors, Inc.,
AAA    71,310      Series 1997-C2, Class IO,
                     12/10/29 ................................        4,629,772
AAA    47,653      Series 1998-C2, Class IO,
                     2/15/30 .................................        3,411,739
                 Morgan Stanley Capital 1 Inc.,
AAA     2,934      Series 1997-HF1, Class HF1-X,
                     6/15/17** ...............................          217,306
AAA    79,826      Series 1998-HF1, Class HF1-X,
                     2/15/18 .................................        4,289,593
AAA     5,350    PNC Mortgage Securities Corp.,
                   Series 1999-5, Class 1A-11,
                     6/25/29 .................................          912,866
                                                                    -----------
                                                                     33,856,921
                                                                    -----------

                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--2.9%
                 Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                                  Certificates,
          423      Series 1243, Class 1243-N,
                     8/15/06 .................................          381,093


See Notes to Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES(CONTINUED)
                 Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                   Certificates
        $ 250      Series 1862, Class 1862-DA,
                     12/15/22 ................................        $ 165,682
          292      Series 1862, Class 1862-DB,
                     12/15/22 ................................          193,295
          831      Series 1946, Class 1946-N,
                     10/15/08 ................................          620,314
          847      Series 2009, Class 2009-JH,
                     11/15/21 ................................          782,823
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
          366@     Trust 1993-147, Class H,
                     8/25/23 .................................          250,260
          794      Trust 1993-228, Class 228-B,
                     3/25/23 .................................          734,621
        2,800      Trust 1993-254, Class 254-D,
                     11/25/23 ................................        2,121,868
        4,454      Trust 1994-57, Class 57-D,
                     1/15/24 .................................        3,623,225
          692@     Trust 1996-32, Class 32-E,
                     10/25/08 ................................          671,048
                                                                    -----------
                                                                      9,544,229
                                                                    -----------

                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--8.4%
AAA     1,676    AETNA,
                   Series 1995-C5, Class B,
                     6.74%, 12/26/30 .........................        1,668,241
A       6,485    FDIC REMIC Trust,
                   Series 1994-C1, Class 11-F,
                     8.70%, 9/25/25 ..........................        6,704,504
Aaa       167    Morgan Stanley Capital 1 Inc.,
                   Series 1997-HF1, Class A1,
                     6.86%, 5/15/06** ........................          164,495
AAA     1,763    Mortgage Capital Funding, Inc.,
                   Series 1998-MC3, Class A1,
                     6.00%, 11/18/31 .........................        1,665,461
AAA     5,000    New York City Mortgage Loan
                   Trust, Multifamily,
                   Series 1996, Class A-2,
                     6.75%, 6/25/11** ........................        4,692,188
BBB+    2,600    Nomura Asset Capital Corp.,
                   Series 1993-M1, Class A3,
                     7.64%, 11/25/03** .......................        2,575,333
                 Structured Asset Securities Corp.,
                   Mortgage Certificates,
A+      3,865      Series 1996, Class D,
                     7.03%, 2/25/28 ..........................        3,874,817
BBB     5,970      Series 1996, Class E,
                     7.75%, 2/25/28 ..........................        5,867,414
                                                                    -----------
                                                                     27,212,453
                                                                    -----------

                 ASSET-BACKED SECURITIES--3.4%
NR    $ 2,693    Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1**/***
                     7.33%, 3/15/06 ..........................      $   808,026
AA      4,522    Pegasus Aviation Lease Securitization,
                   Series 1999-1, Class A-1,
                     6.30%, 3/25/29** ........................        4,352,679
                 Structured Mortgage Asset
                   Residential Trust@@***
NR      4,077      Series 1997-2,
                     8.24%, 3/15/06 ..........................          896,997
NR      4,496      Series 1997-3,
                     8.57%, 4/15/06 ..........................          989,210
        4,000    Student Loan Marketing Association,
                   Series 1995-1, Class B,
                     6.566%, 10/25/09 ........................        3,921,875
                                                                    -----------
                                                                     10,968,787
                                                                    -----------

                 U.S. GOVERNMENT AND AGENCY
                 SECURITIES--14.9%
                 Small Business Administration,
        1,129      Series 1996-20F,
                     7.55%, 6/01/16 ..........................        1,123,534
        1,664      Series 1996-20G,
                     7.70%, 7/01/16 ..........................        1,667,667
        4,286      Series 1996-20K,
                     6.95%, 11/01/16 .........................        4,153,100
        1,852      Series 1998-P10, Class P10-A,
                     6.12%, 2/01/08 ..........................        1,743,310
       25,000@   U.S. Treasury Bonds,
                   5.50%, 8/15/28 ............................       21,320,250
                 U.S. Treasury Notes,
       12,000@     4.75%, 2/15/04 ............................       11,319,360
        2,170@     5.875%, 11/15/04 ..........................        2,127,620
        4,800@     6.00%, 8/15/09 ............................        4,650,000
                                                                    -----------
                                                                     48,104,841
                                                                    -----------

                 TAXABLE MUNICIPAL BONDS--6.9%
AAA     3,245    California Housing Finance
                   Agency Rev.,
                     6.69%, 8/01/03 ..........................        3,134,313
A+      2,000    Fresno California Pension
                   Obligation,
                     7.15%, 6/01/04 ..........................        1,986,920
AAA     4,000    Los Angeles County California
                   Pension Obligation,
                     6.77%, 6/30/05 ..........................        3,891,720
AAA     7,000    New Jersey Economic Development
                   Authority,
                     Zero Coupon, 2/15/04 ....................        5,212,970
A-      5,000    New York City, G.O.,
                   7.50%, 4/15/04 ............................        4,985,700


See Notes to Financial Statements.

================================================================================
           PRINCIPAL
  RATING*   AMOUNT                                                    VALUE
(UNAUDITED) (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------

                       TAXABLE MUNICIPAL BONDS(CONTINUED)
BBB   $ 1,000    New York State Environmental
                   Facilities Corp., Service
                   Contract Rev.,
                     6.95%, 9/15/04                                   $ 974,860
AAA     2,250    San Francisco California City &
                   Cnty. Arpts. Commission Rev.,
                   International Airport,
                     6.55%, 5/01/04                                   2,187,720
                                                                    -----------
                                                                     22,374,203
                                                                    -----------

                 CORPORATE BONDS--36.9%
                 FINANCE & BANKING--12.9%
A3      2,450@   Amsouth Bancorp.,
                   6.75%, 11/01/25 ...........................        2,343,768
A+      1,300    Equitable Life Assurance Society,
                   6.95%, 12/01/05** .........................        1,261,147
A+      5,000@   Farmers Insurance,
                   8.50%, 8/01/04** ..........................        5,138,375
A       4,800@   First National Bank of Boston,
                   8.00%, 9/15/04 ............................        4,900,608
A3      5,000    Fleet Financial Group,
                   8.125%, 7/01/04 ...........................        5,111,700
A+      4,850    Goldman Sachs Group,
                   6.25%, 2/01/03** ..........................        4,708,739
A       3,500    Lehman Brothers Holdings, Inc.,
                   6.75%, 9/24/01 ............................        3,473,918
BB-     3,500    Macsaver Financial Services, Inc.,
                   7.875%, 8/01/03 ...........................        2,065,000
A+      1,000    Metropolitan Life Insurance Co.,
                   6.30%, 11/01/03** .........................          965,440
                 PaineWebber Group, Inc.,
BBB       500      6.90%, 2/09/04 ............................          479,118
BBB+    2,000      8.875%, 3/15/05 ...........................        2,086,059
A       3,100    Reliaster Financial Corp.,
                   6.625%, 9/15/03 ...........................        2,995,003
Aa3     2,000    Salomon Smith Barney Holdings, Inc.,
                   6.75%, 1/15/06 ............................        1,919,000
                 Xtra, Inc.,
BBB+    2,000      6.50%, 1/15/04 ............................        1,892,480
BBB+    2,500      7.22%, 7/31/04 ............................        2,407,225
                                                                    -----------
                                                                     41,747,580
                                                                    -----------

                 INDUSTRIALS--8.9%
A2        400    American Airlines, Inc.,
                   10.44%, 3/04/07 ...........................          443,756
BBB-    3,600    Anixter Inc.,
                   8.00%, 9/15/03 ............................        3,391,021
BBB     2,000    Conagra, Inc.,
                   7.40%, 9/15/04 ............................        1,981,180
BB-     5,000    Lukens, Inc.,
                   7.625%, 8/01/04 ...........................        4,765,750
BBB+    5,000    Newmont Mining Corp.,
                   8.00%, 12/01/04 ...........................        4,842,500
BBB-    3,000    News America Holdings, Inc.,
                   8.50%, 2/15/05 ............................        3,086,370
BBB     5,000@   Pulte Corp.,
                   8.375%, 8/15/04 ...........................        4,955,650
A+      2,000    Ralcorp Holdings, Inc.,
                   8.75%, 9/15/04 ............................        2,110,080
AA-     3,000@   TCI  Communications, Inc.,
                   8.25%, 1/15/03 ............................        3,094,410
                                                                    -----------
                                                                     28,670,717
                                                                    -----------
                 UTILITIES--5.1%
                 360 Communications Co.,
A       2,000      7.125%, 3/01/03 ...........................        1,989,820
A       2,000      7.50%, 3/01/06 ............................        1,996,860
BBB-    5,000    Gulf States Utilities Co.,
                   8.25%, 4/01/04 ............................        5,070,700
BBB+    5,400@   Niagara Mohawk Power Corp.,
                   7.375%, 8/01/03 ...........................        5,408,640
Baa2    2,000    Ohio Edison Co.,
                   8.625%, 9/15/03 ...........................        2,080,860
                                                                    -----------
                                                                     16,546,880
                                                                    -----------
                 YANKEE--10.0%
NR      3,362    Banamex Remittance Master Trust,
                   Ser. 1996, 7.57%, 1/01/01** ...............        3,345,308
BBB+    2,000    Canadian Pacific Ltd.,
                   6.875%, 4/15/03 ...........................        1,952,120
A       2,000    Corporacion Andina de Fomento,
                   7.10%, 2/01/03 ............................        1,965,760
A1      3,000    Den Danske Bank,
                   7.25%, 6/15/05** ..........................        2,944,939
BBB-    5,000    Empresa Electric Guacolda SA,
                   7.95%, 4/30/03** ..........................        4,750,000
A-      3,500    Israel Electric Corp., Ltd.,
                   7.25%, 12/15/06** .........................        3,309,705
A+      5,000@   Quebec Province,
                   8.625%, 1/19/05 ...........................        5,246,500
BBB     5,000    Telekom Malaysia Berhad,
                   7.125%, 8/01/05** .........................        4,761,600
BBB-    3,000    Telefonica De Argentina SA,
                   11.875%, 11/01/04 .........................        3,052,500
BBB-      937    YPF Sociedad Anonima,
                   7.50%, 10/26/02 ...........................          935,319
                                                                    -----------
                                                                     32,263,751
                                                                    -----------
                 Total Corporate Bonds .......................      119,228,928
                                                                    -----------

                 STRIPPED MONEY MARKET
                 INSTRUMENTS--8.7%
       40,000    Vanguard Prime Money Market
                   Portfolio,
                   Zero Coupon, 12/31/04 .....................       28,112,000
                                                                    -----------


See Notes to Financial Statements.

================================================================================
           NOTIONAL
            AMOUNT                                                     VALUE
             (000)               DESCRIPTION                          (NOTE 1)
--------------------------------------------------------------------------------

                 CALL OPTIONS PURCHASED--0.0%
      $50,000    Interest Rate Swap,
                   5.60% over 3 month LIBOR,
                   expires 8/07/00 (Cost $687,500) ...........   $       15,388
                                                                    -----------
                 Total Long-Term Investments
                   (cost $459,211,485) .......................      442,685,181
                                                                    -----------

       PRINCIPAL
        AMOUNT
         (000)
        -------

                 SHORT-TERM INVESTMENTS--0.8%
                 DISCOUNT NOTE
      $ 2,621    Federal Home Loan Bank,
                   1.50%, 1/03/00
                   (amortized cost $2,620,781) ...............        2,620,781
                                                                    -----------

                   Total investments before
                   investments shold short
                   (cost $461,832,266) .......................      445,305,962
                                                                    -----------

                 INVESTMENT SOLD SHORT--(5.5%)
      (18,750)   U.S. Treasury Bond,
                   6.125%, 8/15/29
                   (proceeds $18,919,824) ....................      (17,874,000)
                                                                    -----------

                 Total investments net of investments
                   sold short--132.2%
                   (cost $442,912,442) .......................      427,431,962
                 Liabilities in excess of other
                   assets--(32.2)% ...........................     (104,000,550)
                                                                   ------------
             NET ASSETS--100%                                      $323,431,412
                                                                   ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Illiquid  securities representing 0.6% of portfolio assets.
  @ Entire or  partial  principal  amount  pledged  as  collateral  for  reverse repurchase agreements or financial futures contracts.
 @@ Securities are restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $482,876.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
         G.O.-- General Obligation.
        LIBOR-- London InterBank Offer Rate.
        REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $461,832,266)
  (Note 1) ...................................................     $445,305,962
Cash .........................................................          471,981
Deposit with brokers as collateral for investments
  sold short (Note 1) ........................................       18,421,876
Interest receivable                                                   5,878,227
Interest rate cap, at value (amortized cost $550,870)
  (Note 1 and 3) .............................................          616,168
Receivable for investments sold ..............................          286,394
                                                                   ------------
                                                                    470,980,608
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) .......................      126,627,375
Investment sold short, at value
  (proceeds $18,919,824) (Note 1) ............................       17,874,000
Dividends payable ............................................        1,380,399
Interest payable .............................................          880,231
Due to broker-variation margin ...............................          375,000
Investment advisory fee payable (Note 2) .....................          161,294
Administration fee payable (Note 2) ..........................           26,882
Other accrued expenses .......................................          224,015
                                                                   ------------
                                                                    147,549,196
                                                                   ------------
NET ASSETS ...................................................     $323,431,412
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) ..............................      $   368,106
  Paid-in capital in excess of par ...........................      344,145,594
                                                                   ------------
                                                                    344,513,700
  Undistributed net investment income ........................        7,818,843
  Accumulated net realized loss ..............................      (13,191,949)
  Net unrealized depreciation ................................      (15,709,182)
                                                                   ------------
  Net assets, December 31, 1999 ..............................     $323,431,412
                                                                   ============
Net asset value per share:
  ($323,431,412 O 36,810,639 shares of
  common stock issued and outstanding)                                    $8.79
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
    of $6,528,179 and interest expense of
    $9,307,588) ..............................................     $ 21,983,319
                                                                   ------------
Operating Expenses
  Investment advisory ........................................        2,007,320
  Administration .............................................          334,553
  Reports to shareholders ....................................           91,000
  Custodian ..................................................           89,000
  Independent accountants ....................................           85,000
  Directors ..................................................           84,000
  Legal ......................................................           50,000
  Registration ...............................................           35,000
  Transfer agent .............................................           21,000
  Miscellaneous ..............................................           88,023
                                                                   ------------
    Total operating expenses .................................        2,884,896
                                                                   ------------
Net investment income before excise tax ......................       19,098,423
  Excise tax .................................................          200,000
                                                                   ------------
  Net investment income ......................................       18,898,423
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on:
  Investments ................................................       (4,076,637)
  Short sales ................................................        2,120,761
  Interest rate swaps ........................................        1,112,319
  Options written ............................................          490,000
  Futures ....................................................       (9,591,499)
                                                                   ------------
                                                                     (9,945,056)
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................      (22,514,249)
  Short sales ................................................        1,877,856
  Interest rate caps .........................................          646,707
  Interest rate swaps ........................................         (326,625)
  Options written ............................................        1,286,320
  Futures ....................................................         (210,080)
                                                                   ------------
                                                                    (19,240,071)
                                                                   ------------
  Net loss on investments ....................................      (29,185,127)
                                                                   -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..................................     $(10,286,704)
                                                                   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET
  CASH FLOWS USED FOR OPERATING ACTIVITIES
Net decrease in net assets resulting from
  operations .................................................    $ (10,286,704)
                                                                   ------------
Decrease in investments ......................................       24,251,663
Net realized loss ............................................        9,945,056
Decrease in unrealized appreciation ..........................       19,240,071
Decrease in interest receivable ..............................          590,644
Decrease in receivable for investments sold ..................       14,225,210
Decrease in deposits with brokers for
  investments sold short .....................................       98,141,571
Decrease in investments sold short ...........................      (48,669,750)
Decrease in swap option written ..............................       (1,776,320)
Increase in interest rate cap ................................         (388,928)
Decrease in payable for investments purchased ................     (107,494,848)
Increase in due to broker-variation margin ...................          291,079
Increase in interest payable .................................          109,300
Decrease in unrealized appreciation
   on interest rate swap .....................................          326,625
Decrease in other accrued expenses ...........................         (231,817)
                                                                   ------------
   Total adjustments .........................................        8,559,556
                                                                   ------------
Net cash flows used for operating activities .................     $ (1,727,148)
                                                                   ============

INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities .................     $ (1,727,148)
                                                                   ------------

Cash flows provided by financing activities:
   Increase in reverse repurchase agreements .................       20,758,625
   Cash dividends paid .......................................      (18,559,496)
                                                                   ------------
Net cash flows provided by financing activities ..............        2,199,129
                                                                   ------------
   Net increase in cash ......................................          471,981
   Cash at beginning of year .................................               --
                                                                   ------------
   Cash at end of year .......................................     $    471,981
                                                                   ============


--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT
QUALITY TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                         1999            1998
                                                      ---------       ---------
INCREASE (DECREASE) IN
  NET ASSETS

Operations:

   Net investment income ........................    $18,898,423    $24,368,986

   Net realized gain (loss) .....................     (9,945,056)     7,228,158
   Net change in unrealized
              depreciation ......................    (19,240,071)    (6,378,656)
                                                     -----------    -----------

   Net increase (decrease) in
      net assets resulting
      from operations ...........................    (10,286,704)    25,218,488

   Dividends from net
      investment income .........................    (18,252,742)   (20,245,529)
                                                     -----------    -----------
   Total increase (decrease) ....................    (28,539,446)     4,972,959

NET ASSETS

Beginning of year ................................   351,970,858    346,997,899
                                                     -----------    -----------

End of year (including
  undistributed net
  investment income of
  $7,818,843 and
  $6,973,162, respectively) ......................  $323,431,412   $351,970,858
                                                    ============   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------
                                                               1999      1998          1997         1996        1995
                                                               -----     -----         -----        -----       -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .......................   $  9.56     $ 9.43        $ 9.09       $ 9.50      $ 8.21
                                                             -------    -------       -------      -------     -------
  Net investment income (net of interest expense of $0.25,
    $0.21, $0.21, $0.17 and $0.23, respectively) .........      0.52       0.66          0.65         0.64        0.60
  Net realized and unrealized gain (loss)                      (0.79)      0.02          0.31        (0.46)       1.31
                                                             -------    -------       -------      -------     -------
Net increase (decrease) from investment operations .......     (0.27)      0.68          0.96         0.18        1.91
                                                             -------    -------       -------      -------     -------
Dividends from net investment income .....................     (0.50)     (0.55)        (0.62)       (0.59)      (0.60)
Distributions in excess of net investment income .........      --           --           --          --         (0.02)
                                                             -------    -------       -------      -------     -------
Total dividends and distributions ........................     (0.50)     (0.55)        (0.62)       (0.59)      (0.62)
                                                             -------    -------       -------      -------     -------
Net asset value, end of year* ............................   $  8.79     $ 9.56        $ 9.43       $ 9.09      $ 9.50
                                                             =======    =======       =======      =======     =======
Market value, end of year* ...............................   $  7.88     $ 8.81        $ 8.38       $ 7.63      $ 7.88
                                                             =======    =======       =======      =======     =======
TOTAL INVESTMENT RETURN ..................................     (4.99)%    11.50%        18.58%        4.58%      21.91%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................................      0.86%      0.85%        0.89%        0.91%       0.92%
Operating expenses and interest expense ..................      3.64%      2.99%        3.15%        2.83%       3.44%
Operating expenses, interest expense and excise taxes ....      3.70%      3.01%        3.15%        2.83%       3.44%
Net investment income ....................................      5.65%      6.89%        6.98%        7.03%       6.76%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ........................  $334,553   $353,745     $341,607     $332,778    $328,950
Portfolio turnover .......................................        81%       106%         135%         221%        160%
Net assets, end of year (in thousands) ...................  $323,431   $351,971     $346,998     $334,779    $349,862
Reverse repurchase agreements outstanding,
  end of year (in thousands) .............................  $126,627   $105,869     $142,948     $ 96,846    $112,007
Asset coverage++..........................................  $  3,554   $  4,325     $  3,427     $  4,457    $  4,124

--------------
   * Net asset value and market value are published in BARRON'S each Saturday and THE WALL STREET JOURNAL each Monday.

   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.

  ++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Investment Quality Term Trust Inc. ("the Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be pur-chased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be pur chased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market.

In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the year ended December 31, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net invest-ment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2. Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $200,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Advisor"), a wholly-owned subsiary of BlackRock Advisors Inc., which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNCBank Corp. The Trust has an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets until December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1999 aggregated $378,467,876 and $338,405,655, respectively.

   The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1999, the Trust held 11% of its portfolio assets in securities restricted as to resale.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $16,780,056 (gross unrealized appreciation--$8,056,892;

gross unrealized depreciation--$24,836,948).

   For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1999 of approximately $15,774,000 of which approximately $530,000 will expire in 2002, approximately $3,845,000 will expire in 2003, approximately $1,498,000 will expire in 2005, and approximately $9,901,000 will expire in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

   Details of open financial futures contracts at December 31, 1999 are as follows:

                                      VALUE AT   VALUE AT
NUMBER OF                EXPIRATION    TRADE    DECEMBER 31,    UNREALIZED
CONTRACTS       TYPE        DATE       DATE       1999         DEPRECIATION
--------        -----     --------    -------  -------------   ------------
Long position:   30-Yr.
   750          T-Bond    Mar 00   $68,497,125  $68,203,125     $(294,000)
                                                                =========

   Details of the interest rate cap held at December 31, 1999 are as follows:

NOTIONAL                                            VALUE AT
AMOUNT  FIXED FLOATING      TERMINATION  AMORTIZED   DEC. 31,   UNREALIZED
 (000)  RATE    RATE           DATE       COST         1999    APPRECIATION
------------  ------------- ----------- ----------  ---------- -------------
$40,000 6.00% 3-month LIBOR    2/14/02    $550,870    $616,168     $65,298
                                                                   =======


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1999 was approximately $140,862,007 at a weighted average interest rate of approximately 5.10%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $212,285,738 as of September 30, 1999, which was 38.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The average monthly balance of dollar rolls outstanding during the year ended December 31, 1999 was approximately $15,479,533. The maximum amount of dollar rolls outstanding at any month-end during the year was $41,961,876 as of April 30, 1999, which was 8.2% of total assets. There were no dollar rolls outstanding at December 31, 1999.

NOTE 5. CAPITAL
There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at December 31, 1999, the Advisor owned 10,639 shares.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Investment Quality Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Investment Quality Term Trust Inc., including the portfolio of investments, as of December 31, 1999, and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The BlackRock Investment Quality Term Trust Inc. as of December 31, 1999, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP

New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the taxable year ended December 31, 1999.
      During the fiscal year ended December 31, 1999, the Trust paid aggregate dividends of $0.50 per share from net investment income taxable as 1999 income to shareholders of record from January 1 toDecember 31, 1999. For federal income tax purposes, the dividends you received are reportable in your 1999 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.
      We are required by Massachusetts, Missouri, and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 23.19% of the dividends paid from ordinary income in the fiscal year ended December 31, 1999 qualify for each of these states' tax exclusion.
      For the purpose of preparing your 1999 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 2000.

--------------------------------------------------------------------------------
                            DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.
      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      We have transitioned into the Year 2000, and it is business as usual at BlackRock.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004.

WHO MANAGES THE TRUST?
BlackRock Advisors, Inc. is an SEC-registered investment advisor. As of December 31, 1999, BlackRock and its affiliates (together, "BlackRock") managed $165 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $27 billion family of open-end funds. BlackRock manages over 580 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?
The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?
The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, the Advisor expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial Advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial Advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BQT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest up to 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES (ARMS):             Mortgage  instruments  with interest rates
                                      that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:              Securities  backed  by  various  types  of
                                      receivables such as automobile and credit card receivables.

CLOSED-END FUND:                      Investment  vehicle which initially offers
                                      a fixed  number of shares  and trades on a
                                      stock  exchange.  The  fund  invests  in a
                                      portfolio of securities in accordance with
                                      its  stated   investment   objectives  and
                                      policies.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):          Mortgage-backed  securities which separate
                                      mortgage pools into short-,  medium-,  and
                                      long-term    securities   with   different
                                      priorities  for receipt of  principal  and
                                      interest.  Each  class  is paid a fixed or
                                      floating   rate  of  interest  at  regular
                                      intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):             Mortgage-backed   securities   secured  or
                                      backed by mortgage loans on commercial properties.

DISCOUNT:                             When a fund's  net asset  value is greater
                                      than its stock price the fund is said to be trading at a discount.

DIVIDEND:                             Income   generated  by   securities  in  a
                                      portfolio and distributed to shareholders after the deduction of expenses. This
                                      Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:                Shareholders   may   elect   to  have  all
                                      distributions  of  dividends  and  capital
                                      gains   automatically    reinvested   into
                                      additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:                Securities  issued  or  guaranteed  by the
                                      U.S. government, or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC.

INVERSE-FLOATING RATE
MORTGAGES:                            Mortgage  instruments  with  coupons  that
                                      adjust at periodic intervals according to a formula which sets inversely with a market lend interest rate index.

INTEREST-ONLY SECURITIES:             Mortgage  securities  including  CMBS that
                                      receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities.

MARKET PRICE:                         Price per share of a  security  trading in
                                      the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange.
                                      If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:                A mortgage dollar roll is a transaction in
                                      which  the  Trust  sells   mortgage-backed
                                      securities  for  delivery  in the  current
                                      month  and  simultaneously   contracts  to
                                      repurchase substantially similar (although
                                      not the same)  securities  on a  specified
                                      future date. During the "roll" period, the
                                      Trust  does  not  receive   principal  and
                                      interest  payments on the securities,  but
                                      is   compensated   for   giving  up  these
                                      payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:               Mortgage-backed securities issued by FNMA,
                                      FHLMC, GNMA or FHA.

NET ASSET VALUE (NAV):                Net asset value is the total  market value
                                      of all securities and other assets held by
                                      the  Trust,  plus  income  accrued  on its
                                      investments,    minus   any    liabilities
                                      including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET
                                      JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:            Mortgage  securities that receive only the
                                      principal  cash flows  from an  underlying
                                      pool  of  mortgage   loans  or  underlying
                                      pass-through securities.

PROJECT LOANS:                        Mortgages   for   multi-family,   low-  to
                                      middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                            Securities   issued  in  connection   with
                                      collateralized  mortgage  obligations that
                                      generally  represent  the excess cash flow
                                      from the mortgage  assets  underlying  the
                                      CMO  after   payment  of   principal   and
                                      interest on the other CMO securities and related administrative expenses.

REVERSE REPURCHASE
AGREEMENTS:                           In a  reverse  repurchase  agreement,  the
                                      Trust  sells   securities  and  agrees  to
                                      repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED
SECURITIES:                           Arrangements  in which a pool of assets is
                                      separated into two classes that receive different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

BlackRock
--------------------------------------------------------------
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS

Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR

Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            THE BLACKROCK INVESTMENT
                             QUALITY TERM TRUST INC.

                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street

                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

                                                                      09247J-102


The [BLACKROCK LOGO]
Investment Quality
Term Trust Inc.
--------------------------------------------------------------------------------
Annual Report
December 31, 1999

[GRAPHIC] Printed on recycled paper